UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	April 8, 2013
LYONS LIQUORS, INC.

(Exact name of registrant as specified in its charter)
Nevada	333-171148	EIN 27-1656207
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

No.1 Xinhua Road, He Ping District, Tianjin City	300021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 86-2258900299

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 4.01                      CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Dismissal of Previous Independent Registered Public Accounting Firm

Effective April 8, 2013, upon the approval of the board of directors of the Company, the Company dismissed Kingery & Crouse PA, as the Company’s independent registered public accountant.

Although the report of Kingery & Crouse PA on the Company’s financial statements for the fiscal year ended September 30, 2012 and 2011 included an explanatory paragraph that noted substantial doubt about the Company’s ability to continue as a going concern. They did not contain any adverse opinion or a disclaimer of opinion, nor were they modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended September 30, 2012 and 2011 as well as the subsequent interim period preceding our decision to dismiss Kingery & Crouse PA, there have been no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Kingery & Crouse PA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Kingery & Crouse PA, would have caused them to make reference thereto in their report on financial statements for such years.

On April 8, 2013, the Company provided Kingery & Crouse PA with a copy of the foregoing disclosures it is making in response to Item 4.01 on this Form 8-K, and requested Kingery & Crouse PA to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree.   We have received the requested letter from Kingery & Crouse PA, and a copy of such letter is filed as Exhibit 16.1 to this current report on Form 8-K.

Engagement of New Independent Registered Public Accounting Firm

On April 8, 2013, upon the approval of the board of directors of the Company, the Company engaged RBSM LLP (“RBSM”) as the independent registered public accounting firm for the Company.  During the Company’s fiscal years ended September 30, 2012 and 2011 as well as the subsequent interim period preceding our decision to retain RBSM, the Company did not consult with RBSM regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

ITEM 9.01                      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.                     Description

16.1                                  Letter from Kingery & Crouse PA, dated December April 8, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LYONS LIQUORS, INC.

Date: April 8, 2013	By:	/s/ Yijun Hu
Name: Yijun Hu
Title: Chief Executive Officer